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                                                                   EXHIBIT 10.48

                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT made this 3rd day of December, 1999, between KING FAMILY PARTNERS, an Ohio limited partnership ("Pledgor"), and POPMAIL.COM, INC., a Minnesota corporation (the "Company"), as secured party.

                              W I T N E S S E T H:

         WHEREAS, Pledgor has executed and delivered that promissory note of even date herewith payable to the Company in the principal amount of $2,450,000 (the "Note");

         WHEREAS, Pledgor owns 125,000 shares of the common stock, $.01 par value, of the Company (the "Shares");

         WHEREAS, Pledgor has agreed to grant the Company a security interest in the Shares to secure the payment of all indebtedness owed by Pledgor to the Company pursuant to the Note;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth herein, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Pledgor hereby grants to the Company a security interest in all of Pledgor's right, title and interest in and to the Shares, together with all distributions, additions, substitutions or replacements for any of the foregoing property and together with proceeds of any and all of the foregoing property, each whether now owned or hereafter acquired (the "Collateral"), as security for the payment and performance of each and every debt, liability and obligation of Pledgor pursuant to the Note (the "Secured Obligations").

         2. Pledgor has good and marketable title to and will at all times keep the Collateral free of all liens and encumbrances, except for the security interest created hereby, and has full power and authority to execute this Pledge Agreement, to perform Pledgor's obligations hereunder and to subject the Collateral to the security interest created hereby. Pledgor has made no other assignment, transfer, conveyance, pledge or grant of a security interest in the Collateral. Pledgor shall not, without the prior written consent of the Company, which will not be unreasonably withheld or delayed, sell, convey, assign, pledge, grant a security interest in or otherwise transfer or encumber all or any part of the Collateral. All costs of keeping the Collateral free of any liens, encumbrances and security interests prohibited by this Pledge Agreement and removing the same, if they should arise, shall be borne and paid by Pledgor.

         3. Pledgor will upon receipt deliver to the Company as additional Collateral hereunder all securities distributed on account of the Shares such as stock, dividends and securities resulting from stock splits, reorganizations and recapitalizations.

         4. Pledgor will duly endorse, in blank, each and every instrument constituting the Shares by signing on said instrument or by signing a separate assignment or other documents of transfer, if required by the Company, and will at any time or times hereafter perform such other acts as the Company may request to establish, maintain, perfect and enforce the Company's security interest in the Collateral and rights under this Agreement.



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         5. Pledgor shall execute and shall pay all costs of filing this Pledge
Agreement and any financing or termination statement, or application for lien, with respect to the Collateral, and Pledgor hereby appoints the Company as attorney-in-fact for Pledgor to do whatever the Company may deem necessary to perfect or continue perfected the security interest of the Company in the Collateral.

         6. Loss or damage to the Collateral shall not release Pledgor from his obligations hereunder.

         7. The Company's duty of care with respect to Collateral in its possession shall be deemed fulfilled if the Company exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third party, exercises reasonable care in the selection of the bailee or other third party, and the Company need not otherwise preserve, protect, insure or care for any Collateral. The Company shall have no liability or responsibility to any third party for any action taken or omitted with respect to the Collateral on the direction of any third party.

         8. The Company, in the name of Pledgor or otherwise, after the occurrence of an Event of Default, shall have the authority but shall not be obligated to (a) demand, collect, receive and receipt for, compromise, compound, settle, prosecute and discontinue any suits or proceedings in respect of any and all of the Collateral; (b) take any action which the Company deems necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Pledgor any checks, drafts, notes or other documents which are Collateral or are received in payment or on account of the Collateral; (c) to transfer any of the Collateral into its name or that of its nominee, and to notify the obligor on or issuer of any Collateral to the Company of any amounts due or distributable thereon; (d) to apply any proceeds of any Collateral against any item or items of the Secured Obligations as the Company, in its sole discretion, may determine, whether the same shall be due or not due; (e) at its option, without demand or notice, declare all or any part of the Secured Obligations immediately due and payable; and (f) exercise, in addition to the foregoing rights and remedies and any other rights and remedies granted under any other agreement or applicable law, all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law, including the right to receive all dividends or distributions with respect to, and to exercise all voting and other rights as a holder of, the Securities, and the right to offer and sell the Collateral privately or publicly. Until the occurrence of an Event of Default, Pledgor shall be entitled to receive all distributions and to exercise all voting rights with respect to the Securities. At the Company's request, Pledgor shall cooperate with the Company and do all things necessary to enable the Company to sell any and all of the Collateral in compliance with all applicable securities and other laws and regulations.

         9. As used herein, the term "Event of Default" shall have the meaning assigned to such term in the Note.

         10. Pledgor agrees to pay all of the Company's costs, including reasonable attorneys' fees, in the collection of any of the Secured Obligations and the enforcement of the Company's rights. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed at least 10 days before such disposition addressed to Pledgor at the following address:
8260 North Creek Drive, Cincinnati, Ohio  45236.

         11. No delay or failure by the Company in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Company of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.


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         12. This Agreement shall take effect when signed by Pledgor and delivered to the Company, and Pledgor waives notice of the Company's acceptance hereof.

         13. Pledgor shall be responsible for and shall indemnify and hold the Company harmless from the payment of all state and federal taxes payable as a result of any sale of any or all of the Collateral.

         14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

         15. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents shall extend to the Company and to its heirs, representatives, successors and assigns and shall be binding upon Pledgor and his heirs, representatives, successors and assigns; provided, however, that notwithstanding the foregoing, Pledgor shall not be entitled to assign any of his rights or obligations under this Agreement or the Note without the prior written consent of the Company.

         16. This Agreement shall be governed by the laws of the State of Minnesota and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in such state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect any other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement in the creation and payment of the Secured Obligations.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

PLEDGOR:                       KING FAMILY PARTNERS, an Ohio limited partnership


                               By: s/ Stephen D. King
                                   ---------------------------------------------
                                        Its General Partner
                                        Stephen D. King, President

THE COMPANY:
                               POPMAIL.COM, INC., a Minnesota corporation


                               By: s/ Thomas W. Orr
                                   ---------------------------------------------
                                        Thomas W. Orr
                                        Chief Financial Officer



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